UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23626

Name of Fund:	BlackRock Hedge Fund Guided Portfolio Solution

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Hedge Fund Guided Portfolio Solution, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 03/31/2022

Date of reporting period: 09/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Hedge Fund Guided Portfolio Solution

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States began the reporting period as the initial reopening-led economic rebound was beginning to slow. Nonetheless, the economy continued to grow at a brisk pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets continued to recover from the effects of the pandemic.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2022 and reducing bond purchasing beginning in late 2021.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart, while Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	9.18%	30.00%

U.S. small cap equities (Russell 2000® Index)	(0.25)	47.68

International equities (MSCI Europe, Australasia, Far East Index)	4.70	25.73

Emerging market equities (MSCI Emerging Markets Index)	(3.45)	18.20

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.07

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.92	(6.22)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.88	(0.90)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	2.71

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.65	11.27

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

The Benefits and Risks of Leveraging	BlackRock Hedge Fund Guided Portfolio Solution

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment adviser will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility, reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If the Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

4	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2021 (continued)	BlackRock Hedge Fund Guided Portfolio Solution

Investment Objective

BlackRock Hedge Fund Guided Portfolio Solution’s (the “Fund”) investment objective is to seek, over time, absolute and risk-adjusted returns that exhibit low volatility and low-to-moderate correlation to global equity and fixed income markets, while preserving capital. The Fund seeks to achieve its investment objective by allocating the Fund’s assets to private investment vehicles commonly referred to as “hedge funds” (“Portfolio Funds”) that are managed by third-party investment management firms that are not affiliated with the Fund’s investment adviser.

Net Asset Value Per Share Summary

	09/30/21	03/31/21	Change	High	Low

Net Asset Value — Class I	$10.19	$10.00	1.90%	$10.19	$10.00
Net Asset Value — Class A	10.17	10.00	1.70	10.17	10.00

Performance Summary for the Period Ended September 30, 2021

Returns for the period ended September 30, 2021 were as follows:

		Total Returns	(a)(b)

	6-Month Total Return	Since Inception	(c)

Class I	1.90%	1.90%
Class A	1.70	1.70

(a)	See “About Fund Performance” for a detailed description of share classes.
(b)	Under normal circumstances, the Fund seeks to invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in Portfolio Funds.
(c)	The Fund commenced operations on March 31, 2021.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2021 (continued)	BlackRock Hedge Fund Guided Portfolio Solution

Portfolio Management Commentary

Investment Strategies

The Fund invests in portfolios of hedge funds as a means to gain exposure to various types of investment strategies in four primary hedge fund strategies, including Equity Hedge, Event-Driven, Relative Value and Macro. The following descriptions are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Fund.

Equity Hedge strategies maintain positions both long and short, normally with a primary focus on equity securities and equity derivatives. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques.

Event-Driven strategies generally maintain positions in companies currently or prospectively involved in a wide variety of corporate transactions, including, but not limited to, mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuances or other capital structure adjustments.

Relative Value strategies maintain positions where the investment thesis is predicated on the realization of a valuation discrepancy in the relationship between multiple securities. These strategies employ a variety of fundamental and quantitative techniques.

Macro strategies employ a broad range of strategies where the investment process is predicated on movements in underlying economic variables and the impact of these movements on equity, fixed income, hard currency and commodity markets.

What factors influenced performance?

The Fund’s exposure to Macro strategies made the largest contribution to positive performance during the period driven by supply/demand imbalances in commodity markets. Equity Hedge strategies with exposure across a number of geographies also had a positive impact on performance. Event-Driven strategies had mixed performance, but ultimately contributed to performance given continued elevated levels of corporate activity such as mergers and capital raising.

The Fund’s exposure to Relative Value strategies detracted from performance over the period.

Describe recent portfolio activity.

The Fund commenced operations on March 31, 2021 with allocations to 12 positions by April 1, 2021.

On May 1, 2021, the Fund made three new allocations to York Asian Opportunities Unit Trust, East One Commodity Fund Limited, and Systematica Alternative Markets Fund Limited.

In aggregate, the Fund’s position changes over the period resulted in increased exposure to all strategies, with the largest increases in Macro and Event-Driven strategies. Cash balance in the portfolio decreased as the Fund deployed capital into new and existing positions.

Describe portfolio positioning at period end.

At period end, the Fund held broad exposure across different hedge fund strategies. For purposes of financial reporting, the underlying hedge funds are categorized based on their primary underlying strategy exposure. In this regard, the categories of investment strategies as a percentage of the Fund’s long term investments are 29% Relative Value, 19% Macro, 18% Event-Driven and 17% Equity Hedge. Cash as a percentage of the Fund’s investments was 17% at period end. Cash is held in the portfolio for deployment in new and existing positions and to comply with regulations. The Fund’s cash position had no material impact to Fund performance during the period.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2021 (continued)	BlackRock Hedge Fund Guided Portfolio Solution

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets

Parallax Offshore Investors Fund, Ltd., Standard Tranche Shares	7%
One William Street Capital Offshore Fund, Ltd., Class DD; 04/2021 Series	5
Segantii Asia-Pacific Equity Multi-Strategy Fund, Class A1 Shares	5
Polar Multi-Strategy Fund, Tranche A1 USD; Series 1	5
Systematica Alternative Markets Fund Ltd., Class C Non Voting USD Shares	5
Pentwater Event Fund, Ltd., Class F-NV-U; Series 04/2021	5
East One Commodity Fund Limited, Sub-Class D, US$ N-V Shares; Series 05/2021	3
Voleon International Investors, Ltd, Class A; Series 04/2021	3
Kadensa Fund, Series K Non-Restricted; Sub-Series 04/2021	3
Stratus Feeder, Ltd., Class C USD 1.5 Leverage	3

SECTOR ALLOCATION

Sector	Percent of Net Assets

Relative Value	29%
Macro	19
Event-Driven	18
Equity Hedge	17
Short-Term Securities	13
Other Assets Less Liabilities	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	7

Fund Summary as of September 30, 2021 (continued)	BlackRock Hedge Fund Guided Portfolio Solution

About Fund Performance

Class I Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Class A Shares are not subject to any sales charge. These shares are subject to an ongoing distribution fee and shareholder servicing fee of 0.75% per year.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) on the previous page(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of the Fund may incur the following charges: (a) transactional expenses, early withdrawal fees; and (b) operating expenses, including investment advisory fees, and other fund expenses. The example below (which is based on a hypothetical investment of $1,000 invested on April 1, 2021 (commencement of operations) and held through September 30, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual				Hypothetical(a)

	Beginning Account Value (03/31/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Beginning Account Value (03/31/21)	Ending Account Value (09/30/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Class I	$ 1,000.00	$ 1,019.00	$ 7.19		$ 1,000.00	$ 1,017.95	$ 7.18		1.42%
Class A	1,000.00	1,017.00	10.11		1,000.00	1,015.04	10.10		2.00

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) September 30, 2021	BlackRock Hedge Fund Guided Portfolio Solution (Percentages shown are based on Net Assets)

Portfolio Funds(a)(b)	Acquisition Date	Cost	Value	% of Net Assets

Equity Hedge
Kadensa Fund:
Series K Non-Restricted; Sub-Series 04/2021	04/01/21	$1,062,500	$1,134,675	2.8%
Series K Non-Restricted; Sub-Series 07/2021	07/01/21	200,000	199,077	0.5%
Series K Non-Restricted; Sub-Series 08/2021	08/01/21	100,000	101,085	0.2%
Series K Non-Restricted; Sub-Series 09/2021	09/01/21	200,000	202,824	0.5%

		1,562,500	1,637,661	4.0%

Manticore Fund (Cayman) Ltd.:
Class E-1 C USD NI Class; Series 5	04/01/21	1,062,500	1,039,113	2.6%
Class E-1 C USD NI Class; Series 7	07/01/21	100,000	97,632	0.2%
Class E-1 C USD NI Class; Series 8	08/01/21	200,000	197,307	0.5%
Class E-1 D USD NI Class; Series 6	06/01/21	100,000	96,189	0.2%
Class E-1 D USD NI Class; Series 9	09/01/21	200,000	201,983	0.5%

		1,662,500	1,632,224	4.0%

Pelham Long/Short Fund, Ltd:
Class A USD Non - Voting Sub 1	04/01/21	1,062,500	1,058,938	2.7%
Class A USD Non - Voting Sub 1	07/01/21	200,000	193,874	0.5%
Class A USD Non - Voting Sub 1	08/01/21	200,000	189,423	0.5%
Class A USD Non - Voting Sub 1	09/01/21	200,000	189,348	0.5%

		1,662,500	1,631,583	4.2%

Voleon International Investors, Ltd:
Class A; Series 04/2021	04/01/21	1,062,500	1,147,918	2.9%
Class A; Series 06/2021	06/01/21	100,000	106,132	0.3%
Class A; Series 07/2021	07/01/21	150,000	155,142	0.4%
Class A; Series 08/2021	08/01/21	200,000	205,073	0.5%
Class A; Series 09/2021	09/01/21	300,000	302,700	0.8%

		1,812,500	1,916,965	4.9%

		6,700,000	6,818,433	17.1%
Event-Driven
Pentwater Event Fund, Ltd.:
Class F-NV-U; Series 04/2021	04/01/21	1,875,000	1,881,847	4.7%
Class F-NV-U; Series 06/2021	06/01/21	200,000	188,789	0.5%
Class F-NV-U; Series 07/2021	07/01/21	400,000	388,032	1.0%
Class F-NV-U; Series 08/2021	08/01/21	400,000	407,815	1.0%
Class F-NV-U; Series 09/2021	09/01/21	600,000	604,472	1.5%

		3,475,000	3,470,955	8.7%

Segantii Asia-Pacific Equity Multi-Strategy Fund, Class A1 Shares	04/01/21	2,000,000	2,082,586	5.2%
York Asian Opportunities Unit Trust:
A-U Units; Series 05/2021	05/01/21	1,062,500	1,024,968	2.6%
A-U Units; Series 06/2021	06/01/21	100,000	96,849	0.2%
A-U Units; Series 07/2021	07/01/21	150,000	144,388	0.3%
A-U Units; Series 08/2021	08/01/21	150,000	152,089	0.4%

		1,462,500	1,418,294	3.5%

		6,937,500	6,971,835	17.4%
Macro
Crabel Fund SPC, Ltd. Segregated Portfolio AA:
Alternative Fee; Series 151	04/01/21	1,062,500	1,056,750	2.6%
Alternative Fee; Series 153	04/01/21	100,000	98,721	0.2%
Alternative Fee; Series 154	07/01/21	150,000	148,406	0.4%
Alternative Fee; Series 157	08/01/21	150,000	147,776	0.4%
Alternative Fee; Series 158	09/01/21	300,000	300,681	0.8%

		1,762,500	1,752,334	4.4%

East One Commodity Fund Limited:
Sub-Class D, US$ N-V Shares; Series 05/2021	05/01/21	1,062,500	1,330,218	3.3%
Sub-Class D, US$ N-V Shares; Series 07/2021	07/01/21	200,000	230,991	0.6%
Sub-Class D, US$ N-V Shares; Series 08/2021	08/01/21	150,000	171,976	0.4%
Sub-Class D, US$ N-V Shares; Series 09/2021	09/01/21	200,000	221,519	0.6%

		1,612,500	1,954,704	4.9%

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Hedge Fund Guided Portfolio Solution (Percentages shown are based on Net Assets)

Portfolio Funds(a)(b)	Acquisition Date	Cost	Value	% of Net Assets

Macro (continued)
Stratus Feeder, Ltd.:
Class C USD 1.5 Leverage	04/01/21	$1,062,500	$1,120,823	2.8%
Class C USD 1.5 Leverage	06/01/21	100,000	101,220	0.2%
Class C USD 1.5 Leverage	07/01/21	150,000	150,515	0.4%
Class C USD 1.5 Leverage	08/01/21	200,000	200,518	0.5%
Class C USD 1.5 Leverage	09/01/21	300,000	304,140	0.8%

		1,812,500	1,877,216	4.7%

Systematica Alternative Markets Fund Ltd., Class C Non Voting USD Shares	05/01/21	1,712,500	1,946,207	4.9%

		6,900,000	7,530,461	18.9%
Relative Value
One William Street Capital Offshore Fund, Ltd.:
Class DD; 04/2021 Series	04/01/21	2,000,000	2,092,262	5.2%
Class DD; 06/2021 Series	06/01/21	200,000	205,688	0.5%
Class DD; 07/2021 Series	07/01/21	300,000	305,689	0.8%
Class DD; 08/2021 Series	08/01/21	400,000	404,960	1.0%
Class DD; 09/2021 Series	09/01/21	500,000	503,800	1.3%

		3,400,000	3,512,399	8.8%

Parallax Offshore Investors Fund, Ltd., Standard Tranche Shares	04/01/21	3,100,000	2,976,375	7.5%
Polar Multi-Strategy Fund:
Tranche A1 USD; Series 1	04/01/21	2,000,000	2,020,817	5.1%
Tranche A1 USD; Series 03/2022	06/01/21	200,000	202,276	0.5%
Tranche A1 USD; Series 04/2022	07/01/21	400,000	401,083	1.0%
Tranche A1 USD; Series 05/2022	08/01/21	450,000	453,250	1.1%
Tranche A1 USD; Series 06/2022	09/01/21	600,000	603,180	1.5%

		3,650,000	3,680,606	9.2%

Rose Grove Offshore Fund I, Ltd.:
Class A; Series 04/2021	04/01/21	1,062,500	1,075,308	2.7%
Class A; Series 07/2021	07/01/21	200,000	201,260	0.5%
Class A; Series 08/2021	08/01/21	200,000	200,587	0.5%

		1,462,500	1,477,155	3.7%

		11,612,500	11,646,535	29.2%

Total Portfolio Funds		32,150,000	32,967,264	82.6%

Security		Cost	Value	% of Net Assets

Short-Term Securities

Money Market Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(c)(d)		5,141,862	5,141,862	12.9%

Total Short-Term Securities		5,141,862	5,141,862	12.9%

Total Investments		$37,291,862	38,109,126	95.5%

Other Assets Less Liabilities			1,779,398	4.5%

Net Assets			$39,888,524	100.0%

(a)	Non-income producing security.
(b)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $32,967,264, representing 82.6% of its net assets as of period end, and an original cost of $32,150,000.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) September 30, 2021	BlackRock Hedge Fund Guided Portfolio Solution

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended September 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/21	Shares Held at 09/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$5,141,862	(a)	$—	$—	$—	$5,141,862	5,141,862	$293	$—

(a)	Represents net amount purchased (sold).

Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Short-Term Securities
Money Market Funds	$5,141,862	$—	$—	$5,141,862

Investments valued at NAV				32,967,264

				$38,109,126

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Statement of Assets and Liabilities (unaudited)

September 30, 2021

BlackRock Hedge Fund Guided Portfolio Solution

ASSETS
Investments at value — unaffiliated(a)(b)	$32,967,264
Investments at value — affiliated(c)	5,141,862
Investments in Portfolio Funds paid in advance	5,000,000
Receivables:
Dividends — affiliated	29
From the Manager	184,230
Deferred offering costs	198,108

Total assets	43,491,493

LIABILITIES
Capital contributions received in advance	3,191,000
Payables:
Administration fees	75,000
Offering costs	281,561
Other accrued expenses	13,258
Service and distribution fees	42,150

Total liabilities	3,602,969

NET ASSETS	$39,888,524

NET ASSETS CONSIST OF
Paid-in capital	$39,328,500
Accumulated earnings	560,024

NET ASSETS	$39,888,524

NET ASSET VALUE
Class I
Net assets	$16,709,768

Shares outstanding	1,639,108

Net asset value	$10.19

Class A
Net assets	$23,178,756

Shares outstanding	2,279,305

Net asset value	$10.17

(a) Investments, at cost — unaffiliated	$32,150,000

(c) Investments, at cost — affiliated	$5,141,862

See notes to financial statements.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations (unaudited)

Six Months Ended September 30, 2021

BlackRock Hedge Fund Guided Portfolio Solution

INVESTMENT INCOME
Dividends — affiliated	$293

Total investment income	293

EXPENSES
Organization and offering	281,608
Investment advisory	83,479
Professional	77,250
Administration	75,000
Service and distribution — class specific	42,150
Custodian	17,512
Accounting services	10,958
Printing and postage	5,000
Registration	1,440
Trustees and Officer	784
Miscellaneous	13,561

Total expenses	608,742
Less:
Fees waived and/or reimbursed by the Manager	(351,209)

Total expenses after fees waived and/or reimbursed	257,533

Net investment loss	(257,240)

REALIZED AND UNREALIZED GAIN (LOSS)
Net change in unrealized appreciation (depreciation) on investments	817,264

Net realized and unrealized gain	817,264

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$560,024

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Statements of Changes in Net Assets

BlackRock Hedge Fund Guided Portfolio Solution(a)

Six Months Ended 09/30/21 (unaudited)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(257,240)
Net change in unrealized appreciation (depreciation)	817,264

Net increase in net assets resulting from operations	560,024

CAPITAL SHARE TRANSACTIONS
Proceeds from the issuance of units (excluding capital contributions received in advance)	39,228,500

Net increase in net assets derived from capital share transactions	39,228,500

NET ASSETS
Total increase in net assets	39,788,524
Beginning of period	100,000

End of period	$39,888,524

(a)	Commenced operations on March 31, 2021.

See notes to financial statements.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Hedge Fund Guided Portfolio Solution

	Class I(a)

	Six Months Ended 09/30/21 (unaudited)

Net asset value, beginning of period	$10.00

Net investment loss(b)		(0.08)

Net realized and unrealized gain	0.27

Net increase from investment operations	0.19

Net asset value, end of period	$10.19

Total Return(c)
Based on net asset value	1.90	%(d)

Ratios to Average Net Assets
Total expenses(h)	3.41	%(e)(f)(g)

Total expenses after fees waived and/or reimbursed(h)	1.42	%(e)

Net investment loss(h)	(1.42	)%(e)

Supplemental Data
Net assets, end of period (000)	$16,710

Portfolio turnover rate		152%

(a)	Commenced operations on March 31, 2021.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes a non-recurring expense of organization costs which impacted the ratio for total expenses. Excluding this adjustment, the ratio would have been 3.13%.
(g)	Organization costs and certain professional fees were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 3.75%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 5.29%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Hedge Fund Guided Portfolio Solution

	Class A(a)

	Six Months Ended 09/30/21 (unaudited)

Net asset value, beginning of period	$10.00

Net investment loss(b)		(0.11)
Net realized and unrealized gain	0.28

Net increase from investment operations	0.17

Net asset value, end of period	$10.17

Total Return(c)
Based on net asset value	1.70	%(d)

Ratios to Average Net Assets
Total expenses(h)	3.98	%(e)(f)(g)

Total expenses after fees waived and/or reimbursed(h)	2.00	%(e)

Net investment loss(h)	(2.00	)%(e)

Supplemental Data
Net assets, end of period (000)	$23,179

Portfolio turnover rate		152%

(a)	Commenced operations on March 31, 2021.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes a non-recurring expense of organization costs which impacted the ratio for total expenses. Excluding this adjustment, the ratio would have been 3.71%.
(g)	Organization costs and certain professional fees were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 4.33%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 5.29%.

See notes to financial statements.

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock Hedge Fund Guided Portfolio Solution (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a Delaware statutory trust. The Fund engages in a continuous offering of shares. The Fund may from time to time offer to repurchase shares from shareholders in accordance with written tenders by shareholders at those times, in those amounts, and on such terms and conditions as the Board of Trustees of the Fund (the “Board”) may determine in its sole discretion. The Fund calculates the net asset value (“NAV”) per share of the applicable class of the Fund as of the close of business on the last business day of each calendar month, and at such other times as the Board may determine. The Fund’s shares are offered for sale as of the first business day of each calendar month (the “Subscription Date”) at a price equal to the Fund’s NAV per share determined as of the close of business on the last business day of the calendar month preceding the Subscription Date, except that the Fund may offer shares more or less frequently as determined by the Board. The price of the shares during the Fund’s continuous offering will fluctuate over time with the NAV of the shares.

The Fund offers two classes of shares designated as Class I Shares and Class A Shares. Both classes of shares have identical voting, dividend, liquidation and other rights and will be subject to the same terms and conditions, except that Class A Shares bear expenses related to the shareholder servicing and distribution of such shares.

Effective March 22, 2021, the SEC declared the Fund’s registration statement effective. Prior to commencement of operations on March 31, 2021, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 Common Shares on March 4, 2021 to BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Fund, for $100,000. Additionally, prior to March 31, 2021, BFM contributed capital in advance of $24,900,000 to fund investments into private investment vehicles commonly referred to as “hedge funds” (“Portfolio Funds”). Investment operations for the Fund commenced on April 1, 2021.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method.

Distributions: Distributions from net investment income are declared annually and paid annually. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Fund (the “Board”), the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Manager. The Manager reimbursed the Fund $83,500, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (unaudited) (continued)

a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

In valuing interests in Portfolio Funds, the Manager, under the supervision of the Board, considers all relevant information to determine the price that the Fund might reasonably expect to receive from the current sale (or redemption in the case of a Portfolio Fund whose interests carry redemption rights) of the interest in the Portfolio Fund in an arm’s-length transaction. In general, the Manager will rely primarily on any actual or estimated (as applicable) unaudited values provided by the Portfolio Fund manager to the extent such unaudited values are received in a timely fashion and are believed to be the most reliable and relevant indication of the value of interests in such Portfolio Fund. It is anticipated that these unaudited values will be prepared in accordance with U.S. GAAP and will, in effect, be the fair value of each Portfolio Fund’s assets, less such Portfolio Fund’s liabilities (the net asset value). In some cases, estimated unaudited values are provided before final unaudited values. The Manager will rely primarily on such estimated unaudited values or final unaudited values, to the extent they are the most reliable and relevant indication of value of interests in the Portfolio Funds. The Manager will give weight to such valuations and any other factors and considerations set forth in the Valuation Procedures as deemed appropriate in each case. In general, the Manager will, prior to investing in any Portfolio Fund, and periodically thereafter, assess such Portfolio Fund’s valuation policies and procedures for appropriateness in light of the Fund’s obligation to fair value its assets under the 1940 Act and pursuant to U.S. GAAP for investment companies and will assess the overall reasonableness of the information provided by such Portfolio Fund. As part of this assessment, the Manager may also evaluate, among other things, a Portfolio Fund’s practices in respect of creating “side pockets” and such Portfolio Fund’s valuation policies and procedures in respect of any such “side pockets.” The Manager will also review any other information available to it, including reports by independent auditors, fund administrators, if any, and/or other third parties.

In instances where unaudited estimated or final values may not be available, or where such unaudited estimated or final values are determined not to be the most reliable and relevant indication of value of an interest in a Portfolio Fund (as further discussed below), additional factors that may be relevant in determining the value of an interest in a Portfolio Fund, in addition to those other factors and considerations set forth in the Valuation Procedures, include (1) changes in the valuation of hedge fund indices, (2) publicly available information regarding a Portfolio Fund’s underlying portfolio companies or investments, (3) the price at which recent subscriptions and redemptions of such Portfolio Fund interests were offered, (4) relevant news and other sources, (5) significant market events and (6) information provided to the Manager or the Fund by a Portfolio Fund, or the failure to provide such information as agreed to in the Portfolio Fund’s offering materials or other agreements with the Fund.

In circumstances where, taking into account the factors and considerations set forth above and in the Valuation Procedures, the Manager has reason to believe that a value provided by a Portfolio Fund is not the most reliable and relevant indication of the value of an interest in the Portfolio Fund, the Manager may adjust such reported value to reflect the fair value of the interest in the Portfolio Fund. Likewise, in circumstances where a Portfolio Fund does not provide a valuation as contemplated above, the factors and considerations set forth above and in the Valuation Procedures may be the only indicators of the value of an interest in a Portfolio Fund and the Manager will use such factors, together with other valuation methodologies set forth in the Valuation Procedures that may be relevant, to estimate the fair value of its interest in a Portfolio Fund. In circumstances where the Manager determines to adjust the values reported by Portfolio Funds, or in circumstances where the Portfolio Funds do not provide valuations as contemplated above (such circumstances being collectively referred to as “Adjusted Fair Values”), such valuations will be subject to review and approval by the Global Valuation Committee or its delegate as outlined in the Valuation Procedures. The Board reviews all fair value determinations at its regularly scheduled meetings and also reviews the Valuation Procedures on a regular basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2021, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

4.	INVESTMENTS IN PORTFOLIO FUNDS

Information reflecting the Fund’s investments in Portfolio Funds as of September 30, 2021 is summarized below.

		% of Fund’s	Primary Geographic	Redemptions
Investment	Value	Net Assets	Locations(a)	Permitted(b)

Equity Hedge

Kadensa Fund:			Developed Asia Pacific, Emerging Markets, North America	Quarterly
Series K Non-Restricted; Sub-Series 04/2021	$1,134,675	2.8%
Series K Non-Restricted; Sub-Series 07/2021	199,077	0.5
Series K Non-Restricted; Sub-Series 08/2021	101,085	0.2
Series K Non-Restricted; Sub-Series 09/2021	202,824	0.5

Manticore Fund (Cayman) Ltd.:			Developed Asia Pacific, Emerging Markets, North America, Western Europe	Monthly
Class E-1 C USD NI Class; Series 5	1,039,113	2.6
Class E-1 C USD NI Class; Series 7	97,632	0.2
Class E-1 C USD NI Class; Series 8	197,307	0.5
Class E-1 D USD NI Class; Series 6	96,189	0.2
Class E-1 D USD NI Class; Series 9	201,983	0.5

Pelham Long/Short Fund, Ltd:			North America, Western Europe	Monthly
Class A USD Non - Voting Sub 1	1,058,938	2.7
Class A USD Non - Voting Sub 1	193,874	0.5
Class A USD Non - Voting Sub 1	189,423	0.5
Class A USD Non - Voting Sub 1	189,348	0.5

Voleon International Investors, Ltd:			North America, Western Europe	Monthly
Class A; Series 04/2021	1,147,918	2.9
Class A; Series 06/2021	106,132	0.3
Class A; Series 07/2021	155,142	0.4
Class A; Series 08/2021	205,073	0.5
Class A; Series 09/2021	302,700	0.8

Event-Driven

Pentwater Event Fund, Ltd.:			Emerging Markets, North America, Western Europe	Monthly
Class F-NV-U; Series 04/2021	1,881,847	4.7
Class F-NV-U; Series 06/2021	188,789	0.5
Class F-NV-U; Series 07/2021	388,032	1.0
Class F-NV-U; Series 08/2021	407,815	1.0
Class F-NV-U; Series 09/2021	604,472	1.5

Segantii Asia-Pacific Equity Multi-Strategy Fund, Class A1 Shares	2,082,586	5.2	Developed Asia Pacific, Emerging Markets, North America	Monthly

York Asian Opportunities Unit Trust:			Developed Asia Pacific, Emerging Markets	Monthly
A-U Units; Series 05/2021	1,024,968	2.6
A-U Units; Series 06/2021	96,849	0.2
A-U Units; Series 07/2021	144,388	0.3
A-U Units; Series 08/2021	152,089	0.4

Macro

Crabel Fund SPC, Ltd. Segregated Portfolio AA:			Developed Asia Pacific, Emerging Markets, North America, Western Europe	Monthly
Alternative Fee; Series 151	1,056,750	2.6
Alternative Fee; Series 153	98,721	0.2
Alternative Fee; Series 154	148,406	0.4
Alternative Fee; Series 157	147,776	0.4

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (unaudited) (continued)

Investment	Value	% of Fund’s Net Assets	Primary Geographic Locations(a)	Redemptions Permitted(b)

			Developed Asia Pacific, Emerging Markets, North America,
Crabel Fund SPC, Ltd. Segregated Portfolio AA:			Western Europe	Monthly
Alternative Fee; Series 158	$300,681	0.8%

East One Commodity Fund Limited:			Emerging Markets, North America, Western Europe	Monthly
Sub-Class D, US$ N-V Shares; Series 05/2021	1,330,218	3.3
Sub-Class D, US$ N-V Shares; Series 07/2021	230,991	0.6
Sub-Class D, US$ N-V Shares; Series 08/2021	171,976	0.4
Sub-Class D, US$ N-V Shares; Series 09/2021	221,519	0.6

Stratus Feeder, Ltd.:			Developed Asia Pacific, Emerging Markets, North America, Western Europe	Monthly
Class C USD 1.5 Leverage	101,220	0.2
Class C USD 1.5 Leverage	1,120,823	2.8
Class C USD 1.5 Leverage	150,515	0.4
Class C USD 1.5 Leverage	200,518	0.5
Class C USD 1.5 Leverage	304,140	0.8

Systematica Alternative Markets Fund Ltd., Class C Non Voting USD Shares	1,946,207	4.9	Developed Asia Pacific, Emerging Markets, North America, Western Europe	Monthly

Relative Value

One William Street Capital Offshore Fund, Ltd.:			North America	Quarterly
Class DD; 04/2021 Series	2,092,262	5.2
Class DD; 06/2021 Series	205,688	0.5
Class DD; 07/2021 Series	305,689	0.8
Class DD; 08/2021 Series	404,960	1.0
Class DD; 09/2021 Series	503,800	1.3

Parallax Offshore Investors Fund, Ltd., Standard Tranche Shares	2,976,375	7.5	Developed Asia Pacific, North America, Western Europe	Quarterly

Polar Multi-Strategy Fund:			Developed Asia Pacific, Emerging Markets, North America,
Tranche A1 USD; Series 1	2,020,817	5.1	Western Europe	Monthly
Tranche A1 USD; Series 03/2022	202,276	0.5
Tranche A1 USD; Series 04/2022	401,083	1.0
Tranche A1 USD; Series 05/2022	453,250	1.1
Tranche A1 USD; Series 06/2022	603,180	1.5

Rose Grove Offshore Fund I, Ltd.:			North America, Western Europe	Quarterly
Class A; Series 04/2021	1,075,308	2.7
Class A; Series 07/2021	201,260	0.5
Class A; Series 08/2021	200,587	0.5

	$32,967,264	82.6%

(a)

Primary Geographic Locations is based upon information of which the Fund is aware regarding the geographic allocations of the investments held by the Portfolio Funds in which the Fund invests. The Fund does not have sufficient portfolio holdings information with respect to the Portfolio Funds to monitor such positions on a look through basis. The information regarding the geographic allocation of investments held by the Portfolio Funds is derived from periodic information provided to the Fund by the managers of such Portfolio Funds. The information in this table represents only information that has been made available to the Fund with respect to investments held by the Portfolio Funds as of September 30, 2021. This information has not been independently verified by the Fund and may not be representative of the current geographic allocation of investments held by the Portfolio Funds since such Portfolio Funds are actively managed and this information is generally provided by the Portfolio Funds on a delayed basis after the date of such information.

(b)	Redemptions Permitted reflects general redemption terms for each Portfolio Fund and excludes any temporary liquidity restrictions.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Major Category	Fair Value	Illiquid Investments(a)	Gates(b)	Lock-ups(c)	Redemption Frequency(d)	Redemption Notice Period(d)

Equity Hedge(e)	$6,818,433	$—	$817,471	$4,901,468	Quarterly, Monthly	5-90 days
Event-Driven(f)	6,971,835	—	867,739	2,082,586	Monthly	30-90 days
Macro(g)	7,530,461	—	—	3,707,038	Monthly	5-60 days
Relative Value(h)	11,646,535	—	878,100	7,965,929	Quarterly, Monthly	45-90 days

	$32,967,264	$—	$2,563,310	$18,657,021

(a)

Represents private investment funds that cannot be voluntarily redeemed by the Fund at any time. This includes: (i) private investment funds that are liquidating and making distribution payments as their underlying assets are sold, (ii) suspended redemptions/withdrawals, and (iii) side pocket holdings. These types of investments may be realized within 1 to 3 years from September 30, 2021, depending on the specific investment and market conditions. This does not include private investment funds with gates and lockups, which are noted above.

(b)	Represents the portion of the Portfolio Funds for which there are investor level gates, which are not otherwise included as illiquid investments.
(c)

Represents investments that cannot be redeemed without a fee due to a lock-up provision, which are not otherwise included as illiquid investments or investments with gates. The lock-up period for these investments is 6 to 36 months at September 30, 2021.

(d)	Redemption frequency and redemption notice period reflect general redemption terms, and exclude liquidity restrictions noted above.
(e)

Equity Hedge strategies maintain positions both long and short, normally with a primary focus on equity securities and equity derivatives. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2021. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(f)

Event-driven strategies concentrate on companies that are subject to corporate events such as mergers, acquisitions, restructurings, spin-offs, shareholder activism or other special situations that alter a company’s financial structure or operating strategy. The intended goal of these strategies is to profit when the price of a security changes to reflect more accurately the likelihood and potential impact of the occurrence, or nonoccurrence, of the event. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2021. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(g)

Macro strategies employ a broad range of strategies where the investment process is predicated on movements in underlying economic variables and the impact of these movements on equity, fixed income, hard currency and commodity markets. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2021. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

(h)

Relative value strategies seek to profit from the mispricing of financial instruments relative to each other or historical norms. These strategies utilize quantitative and qualitative analyses to identify securities or spreads between securities that deviate from their theoretical fair value and/or historical norms. The application of the Valuation Procedures to investments in this category did not result in any Adjusted Fair Values as of September 30, 2021. The fair values of the investments in this category have been estimated based on the net asset values provided by management of the Portfolio Funds.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to 0.55% of the average monthly value of the Fund’s net assets.

Service and Distribution Fees: The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with BlackRock Investments, LLC (the “Distributor”), an affiliate of the Manager, to provide for distribution of the common shares. The Distribution Agreement provides that the Distributor will sell, and will appoint financial intermediaries to sell, common shares on behalf of the Fund on a reasonable efforts basis. The Fund has adopted a distribution and servicing plan (the “Distribution and Servicing Plan”) with respect to certain classes of the common shares and in doing so has voluntarily complied with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company, and will be subject to an ongoing distribution fee and shareholder servicing fee (together, the “Distribution and Servicing Fee”) in respect of the classes of common shares paying such Distribution and Servicing Fee. The maximum annual rates at which the Distribution and Servicing Fees may be paid under the Distribution and Servicing Plan (calculated as a percentage of the Fund’s monthly net assets attributable to the classes of common shares paying such Distribution and Servicing Fee) is 0.75%. Class I Shares are not subject to a distribution fee or shareholder servicing fee.

For the six months ended September 30, 2021, the class specific service and distribution fees borne directly by Class A Shares amounted to $42,150.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended September 30, 2021, the Fund did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended September 30, 2021, the amount waived was $752.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (unaudited) (continued)

may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Trustees. For the six months ended September 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse certain operating and other expenses of the Fund in order to limit other expenses to 0.80% of the Fund’s average monthly value of the net assets of each share class. This expense limitation excludes the investment advisory fee, service and distribution fees, interest expense, portfolio transaction, sub-accounting, record keeping, other administrative services and other investment-related costs (including acquired fund fees and expenses, commitment fees on leverage, prime broker fees and dividend expense) and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended September 30, 2021, the Manager waived $266,957 pursuant to this arrangement.

With respect to the contractual expense limitations, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund has more than $50 million in assets for the fiscal year, and

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective April 1, 2028, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of September 30, 2021, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring March 31,

Fund Level	2024

Fund Level	$ 266,957

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the six months ended September 30, 2021, purchases of investments, excluding short-term investments, were $32,150,000. For the six months ended September 30, 2021, there were no sales.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required. The Fund’s initial tax year is September 30, 2021.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of September 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$37,827,759

Gross unrealized appreciation	$549,412
Gross unrealized depreciation	(268,045)

Net unrealized appreciation (depreciation)	$281,367

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Notes to Financial Statements (unaudited) (continued)

8.	BANK BORROWINGS

The Fund entered into a 364-day, $5 million credit agreement with Credit Suisse International. Under this agreement, the Fund may borrow to address timing mismatches between inflows and outflows of capital to and from the Fund in connection with (a) the repurchase of shares in the Fund, (b) the Fund’s investment activities, and (c) the payment of fees, expenses and other obligations of the Fund in the ordinary course of business. The credit agreement has the following terms: a fee of 0.35% per annum on unused commitment amounts and interest at a rate equal to three-month LIBOR on the date the loan is made plus 1.48% per annum. The agreement expires in September 2022 unless extended or renewed. For the six months ended September 30, 2021, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (unaudited) (continued)

10.	CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for the Fund’s Common Shares is $0.001.

For the period shown, shares issued and outstanding increased by the following amounts:

	Six Months Ended 09/30/21

Share Class	Shares	Amounts

Class I

Shares sold	1,639,108	$16,307,000

Class A

Shares sold	2,279,305	22,921,500

	3,918,413	$39,228,500

The Fund intends, but is not obligated, to conduct quarterly tender offers for up to 25% of its net asset value at the time in the sole discretion of the Board. In a tender offer, the Fund repurchases outstanding shares at the Fund’s net asset value on the valuation date for the tender offer. In any given quarter, the Manager may or may not recommend to the Board that the Fund conduct tender offers. Accordingly, there may be quarters in which no tender offer is made. Shares are not redeemable at an investor’s option nor are they exchangeable for shares of any other fund.

As of September 30, 2021, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 1,500,000 Class I and 1,000,000 Class A Shares of the Fund.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

During the period, there were no material changes in the Fund’s investment objectives or policies or the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by the shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund calculates its NAV as of the close of business on the last Business Day of each calendar month, within approximately 25 calendar days after the last Business Day of such month, and at such other times as the Board may determine. Shareholders desiring to obtain the Fund’s most recently calculated NAV may contact The Bank of New York Mellon, at 1-888-919-6902.

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A D D I T I O N A L I N F O R M A T I O N	25

Additional Information  (continued)

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, if repurchased by the Fund in connection with any applicable tender offer, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

GPS-9/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Hedge Fund Guided Portfolio Solution

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Hedge Fund Guided Portfolio Solution

Date: December 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Hedge Fund Guided Portfolio Solution

Date: December 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Hedge Fund Guided Portfolio Solution

Date: December 3, 2021